EXHIBIT 99.1


Date: November 19, 2002


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 FrontLine Capital Group (the Company) on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and exchange commission on the date hereof (the "Report"), I Scott H. Rechler, President and Chief Executive Officer of the Company, certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2002 (the last date of the period covered by the Report).


                     By: \s\ Scott H. Rechler
                         -------------------------------------------------------
                         Scott H. Rechler, President and Chief Executive Officer (Principal Executive Officer)